UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2023

PEABODY ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware			1-16463		13-4004153
(State or other jurisdiction of incorporation)			(Commission File Number)		(I.R.S. Employer Identification No.)

701 Market Street,	St. Louis,	Missouri			63101-1826
(Address of principal executive offices)					(Zip Code)

Registrant's telephone number, including area code:				(314)	342-3400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐			Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐			Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐			Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐			Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BTU	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 4, 2023, the Board of Directors (the “Board”) of Peabody Energy Corporation (the “Company”) approved and adopted the Company’s Second Amended and Restated By-Laws (the “By-Laws”), which became effective immediately.
The Board approved the By-Laws as part of its periodic review of the Company’s corporate governance documents. The amendments reflected in the By-Laws are intended to clarify provisions relating to stockholder notices consistent with the rules adopted by the U.S. Securities and Exchange Commission relating to universal proxy cards (“Universal Proxy Rules”) and the Delaware General Corporation Law (“DGCL”). The amendments reflected in the By-Laws include the following:

a.enhancements and clarifications regarding director nominations and other stockholder proposals, including (1) requiring stockholders providing notice of director nominations pursuant to the Universal Proxy Rules to provide reasonable evidence that they have complied with certain requirements of the Universal Proxy Rules no later than ten days prior to the applicable meeting, (2) clarifying the information to be provided by proposed nominees, proposing stockholders and their affiliates, and (3) specifying that proposed director nominees must complete the Company’s form of questionnaire (which the Company will provide promptly after the request);
b.a requirement that any stockholder directly or indirectly soliciting proxies from other stockholders must use a proxy card color other than white;
c.in light of recent amendments to the DGCL, revisions to provisions regarding the adjournment of stockholder meetings; and
d.certain other administrative, technical, and conforming changes.

The foregoing description of the amendments reflected in the By-Laws does not purport to be complete and is subject to, and qualified in its entirety by, reference to the full text of the By-Laws, a copy of which has been filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
3.1	Second Amended and Restated By-Laws of Peabody Energy Corporation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEABODY ENERGY CORPORATION

December 8, 2023	By: /s/ Scott T. Jarboe
Name: Scott T. Jarboe
Title: Chief Administrative Officer and Corporate Secretary

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